UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SEI INSTITUTIONAL MANAGED TRUST

SEI INSTITUTIONAL INTERNATIONAL TRUST

SEI INSTITUTIONAL INVESTMENTS TRUST

SEI TAX EXEMPT TRUST

SEI DAILY INCOME TRUST

SEI ASSET ALLOCATION TRUST

NEW COVENANT FUNDS

SEI CATHOLIC VALUES TRUST

SEI EXCHANGE TRADED FUNDS

ADVISER MANAGED TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

SEI FUNDS

One Freedom Valley Drive

Oaks, PA 19456

[August 26, 2024]

Dear Shareholder:

A special meeting of shareholders of the funds within the SEI Funds complex has been scheduled for [October 16, 2024].

There are three proposals scheduled to be voted on at the shareholder meeting. First, shareholders are being asked to elect Trustees to the Board of Trustees for the Funds. For SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Asset Allocation Trust, SEI Exchange Traded Funds and Adviser Managed Trust, there are 10 nominees, 3 of whom are new trustees and 7 of whom are existing trustees. For New Covenant Funds and SEI Catholic Values Trust, there are 10 nominees, 4 of whom are new trustees and 6 of whom are existing trustees.

Second, SEI Institutional Managed Trust and SEI Institutional International Trust are proposing an amendment to their governing documents that would reduce the quorum requirement for shareholder meetings, which means reducing the number of shareholders that must be present, in person or by proxy, in order to hold a shareholder meeting. This proposal is intended to reduce the cost to the funds of holding a shareholder meeting, which can be significant, and to align the quorum requirement with all other Trusts within the SEI Funds complex. The reduced quorum would also be reflective of current practice for newly formed fund complexes. If approved, the quorum requirement would be reduced from a majority to one-third of shareholders.

Third, SEI Institutional Managed Trust is proposing to reclassify the diversification status of its Large Cap Growth Fund from diversified to non-diversified and eliminate a related fundamental diversification policy. This proposal is intended to permit the Large Cap Growth Fund to invest a larger percentage of its assets in a smaller number of issuers. If the proposal is approved by shareholders of the Large Cap Growth Fund, it is expected to become effective on or about [January 2025] in connection with the Fund’s annual update of its registration statement.

Your proxy card will indicate which proposal(s) you are being asked to vote on.

The Board of Trustees, including the Trustees who are not “interested persons,” as such term is defined under the Investment Company Act of 1940, as amended, has unanimously approved proposals 1 through 3 and recommends that you vote to approve those proposals that apply to your Fund(s).

Although you may join us at the meeting, most shareholders cast their votes by proxy. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE NEED YOUR VOTE. YOUR FAILURE TO VOTE WILL INCREASE COSTS TO THE FUNDS BECAUSE THE FUNDS WILL BE REQUIRED TO PAY MORE FOR PROXY SOLICITORS TO CONTACT SHAREHOLDERS IN AN EFFORT TO OBTAIN A QUORUM FOR THE MEETING.

Your proxy card shows the proposal(s) on which you are being asked to vote. Please refer to the enclosed proxy card for details on how to vote by telephone or on the internet. If you are unable to vote by telephone or on the internet, you may also mark, sign, and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope.

Thank you for your attention and consideration of these important proposals and for your investment in the SEI Funds. If you need additional information, please call shareholder services at 1-800-DIAL-SEI.

Sincerely,

/s/ Robert A. Nesher

Robert A. Nesher

President and Chief Executive Officer

IMPORTANT INFORMATION REGARDING THE SHAREHOLDER MEETING

While we encourage you to read the full text of the enclosed Proxy Statement, below is a brief overview of the matters affecting you as a shareholder of one or more series of SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Institutional Investments Trust (“SIIT”), SEI Tax Exempt Trust (“STET”), SEI Daily Income Trust (“SDIT”), SEI Asset Allocation Trust (“SAAT”), New Covenant Funds (“NCF”), SEI Catholic Values Trust (“SCVT”), SEI Exchange Traded Funds (“SETF”) and Adviser Managed Trust (“AMT”) (collectively, the “Trusts”).

Shareholders of the funds that are series of the Trusts (each, a “Fund” and, collectively, the “Funds”) are being asked to consider one or more of the following proposals. Proposal 2 will only apply to shareholders of Funds within SIMT and SIT. Proposal 3 will only apply to shareholders of the SIMT Large Cap Growth Fund.

Proposal 1:	To elect, as a slate of nominees, each of the current Trustees and new Trustees (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Trustees of the Trusts.

Proposal 2:	To amend the Agreement and Declaration of Trust for each of SIMT and SIT to reduce the shareholder quorum requirement from a majority to one-third (33-1/3%).

Proposal 3:	To reclassify the diversification status of the SIMT Large Cap Growth Fund from diversified to non-diversified and eliminate a related fundamental diversification policy.

SEI Institutional Managed Trust

SEI Institutional International Trust

SEI Institutional Investments Trust

SEI Tax Exempt Trust

SEI Daily Income Trust

SEI Asset Allocation Trust

NEW COVENANT FUNDS

SEI CATHOLIC VALUES TRUST

SEI EXCHANGE TRADED FUNDS

ADVISER MANAGED TRUST

One Freedom Valley Drive

Oaks, PA 19456

NOTICE OF

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [OCTOBER 16, 2024]

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of the funds that are a series of SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Institutional Investments Trust (“SIIT”), SEI Tax Exempt Trust (“STET”), SEI Daily Income Trust (“SDIT”), SEI Asset Allocation Trust (“SAAT”), New Covenant Funds (“NCF”), SEI Catholic Values Trust (“SCVT”), SEI Exchange Traded Funds (“SETF”) and Adviser Managed Trust (“AMT”) (each individually, a “Trust” and collectively, the “Trusts”), will be held at the offices of the Trusts, One Freedom Valley Drive, Oaks, Pennsylvania 19456 at [9:00 A.M.] Eastern Time, on [October 16, 2024], for the following purpose:

a.       To consider the following proposals (“Proposals”) (Proposal 2 applies only to shareholders of funds that are a series of SIMT and SIT and Proposal 3 will only apply to shareholders of the Large Cap Growth Fund of SIMT):

Proposal 1:	To elect, as a slate of nominees, each of the current Trustees and new Trustees (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Trustees of the Trusts.

Proposal 2:	To amend the Agreement and Declaration of Trust for each of SIMT and SIT to reduce the shareholder quorum requirement from a majority to one-third (33-1/3%).

Proposal 3:	To reclassify the diversification status of the SIMT Large Cap Growth Fund from diversified to non-diversified and eliminate a related fundamental diversification policy.

b.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Proposals are discussed in the attached Proxy Statement. The Board of Trustees of the Trusts recommends that you vote FOR the Proposals.

Shareholders of record at the close of business on [August 16, 2024] are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. You are invited to attend the Meeting, but if you cannot do so, please vote by Internet or by telephone. Please refer to the proxy card attached to the enclosed Proxy Statement for details. If you are unable to vote by telephone or by Internet, you may also complete and sign the enclosed proxy and return it in the accompanying envelope as promptly as possible. Your vote is important no matter how many shares you own. You can vote easily and quickly by telephone, Internet, mail or in person at the Meeting.

By Order of the Board of Trustees

/s/Timothy D. Barto

Vice President and Secretary

Voting is important to ensure a quorum at the Meeting. Please call 1-800-DIAL-SEI for more information or if you have any questions about attending the Meeting in person. Proxies may be revoked at any time before they are exercised by submitting to the Secretary of the Trust at the address above a written notice of revocation, by a subsequently executed proxy card or by attending the Meeting and voting in person. Attendance at the Meeting will not by itself serve to revoke a proxy.

2

SEI Institutional Managed Trust

SEI Institutional International Trust

SEI Institutional Investments Trust

SEI Tax Exempt Trust

SEI Daily Income Trust

SEI Asset Allocation Trust

NEW COVENANT FUNDS

SEI CATHOLIC VALUES TRUST

SEI EXCHANGE TRADED FUNDS

ADVISER MANAGED TRUST

One Freedom Valley Drive

Oaks, PA 19456

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [OCTOBER 16, 2024]

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Institutional Investments Trust (“SIIT”), SEI Tax Exempt Trust (“STET”), SEI Daily Income Trust (“SDIT”) and SEI Asset Allocation Trust (“SAAT”), New Covenant Funds (“NCF”), SEI Catholic Values Trust (“SCVT”), SEI Exchange Traded Funds (“SETF”) and Adviser Managed Trust (“AMT”) (each, a “Trust” and collectively, the “Trusts”), on behalf of all the funds that are series of any Trust (the “Funds”), to be voted at a special meeting of shareholders of the Funds to be held at the offices of the Trusts, One Freedom Valley Drive, Oaks, PA 19456, at [9:00 A.M.], Eastern Time, on [October 16, 2024], and at any and all adjournments thereof (the “Meeting”). Shareholders of record of the Funds at the close of business on [August 16, 2024] (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. This Proxy Statement and the accompanying notice of special meeting and proxy card are first being mailed to shareholders on or about [August 26, 2024].

The Meeting is being held to consider and vote on the following proposals as well as any other business that may properly come before the Meeting (Proposal 2 applies only to shareholders of funds that are a series of SIMT and SIT and Proposal 3 will only apply to shareholders of the Large Cap Growth Fund of SIMT):

Proposal 1:	To elect, as a slate of nominees, each of the current Trustees and new Trustees (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Trustees of the Trusts.

Proposal 2:	To amend the Agreement and Declaration of Trust for each of SIMT and SIT to reduce the shareholder quorum requirement from a majority to one-third (33-1/3%).

Proposal 3:	To reclassify the diversification status of the SIMT Large Cap Growth Fund from diversified to non-diversified and eliminate a related fundamental diversification policy.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

This Proxy Statement is available at [XX].

A-1

THE PROPOSALS

Shareholders of the Funds are being asked:

Proposal 1:	To elect, as a slate of nominees, each of the current Trustees and new Trustees (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Trustees of the Trusts.

Proposal 2:	To amend the Agreement and Declaration of Trust for each of SIMT and SIT to reduce the shareholder quorum requirement from a majority to one-third (33-1/3%).

Proposal 3:	To reclassify the diversification status of the SIMT Large Cap Growth Fund from diversified to non-diversified and eliminate a related fundamental diversification policy.

Shareholders of each Fund of the Trusts are being asked to consider Proposal 1. Shareholders of each Fund of SIMT and SIT are being asked to consider Proposal 2. Shareholders of the SIMT Large Cap Growth Fund are being asked to consider Proposal 3.

The Board, including each of the Trustees who are not “interested persons,” as such term is defined under the Investment Company Act of 1940, as amended, (each, an “Independent Trustee,” and together, the “Independent Trustees”), unanimously recommends that shareholders of the Funds vote in favor of each Proposal.

Proposal 1 – Election of Trustees

For Proposal 1, you are being asked to elect, as a slate of Nominees, each of the current Trustees1 in addition to new Trustees. The Boards of SIMT, SIT, SIIT, STET, SDIT, SAAT, SETF and AMT currently are identical and comprised of eight Trustees. The Boards of NCF and SCVT currently are identical and comprised of seven Trustees, all of whom also serve on the Boards of SIMT, SIT, SIIT, STET, SDIT, SAAT, SETF and AMT. Each Board has determined that it would be in the best interests of the Funds and their respective shareholders that the Boards of each Trust be comprised of the same Trustees. Each Board believes that the consistency of Board composition will, among other benefits, improve succession planning for the current Boards.

The Trusts are asking you to elect, as a slate of Nominees, each of the current Trustees of the Trusts, as well as elect four new Trustees for NCF and SCVT and three new Trustees for SIMT, SIT, SIIT, STET, SDIT, SAAT, SETF and AMT. Proposal 1 arises from legal requirements that apply to mutual funds, such as the Funds. Specifically, the Investment Company Act of 1940, as amended, which regulates mutual funds (the “1940 Act”), permits vacancies on a trust’s board to be filled by appointment of a trustee (without a shareholder vote) only if, immediately after such appointment, more than two-thirds of the registered investment company’s board of trustees have been elected by shareholders.

The Boards of SIMT, SIT, SIIT, STET, SDIT and SAAT currently consist of eight Trustees, seven of whom were elected by shareholders. Two of the current Trustees, Ms. Reynolds and Mr. Melendez, were appointed by the Trustees then in office to fill vacancies on the Board. The Boards of SETF and AMT currently consists of eight Trustees, all of whom were elected by shareholders. The Boards of NCF and

[1]	Mr. William Doran, a currently elected Interested Trustee, will not be presented to shareholders for appointment due to the timing of his anticipated retirement in 2025. Mr. Doran will continue to serve as an elected Interested Trustee until his retirement.

SCVT currently consist of seven Trustees, four of whom were elected by shareholders. Three of the current Trustees, Mr. Taylor, Ms. Cote and Ms. Reynolds, were appointed by the Trustees then in office to fill vacancies on the Board. Mr. Melendez is currently serving as an independent consultant to the Boards of NCF and SCVT pursuant to a written agreement that is renewable upon agreement of the parties. Mr. Melendez is currently entitled to compensation for serving as an independent consultant in an amount commensurate with fees that would be paid to a trustee, but with a discount to reflect the fact that Mr. Melendez is not a trustee. If Mr. Melendez is not elected by shareholders, he may continue to serve in his capacity as an independent consultant to the Boards of NCF and SCVT.

After the appointments noted above, more than two-thirds of the Trustees were elected by shareholders. Currently, however, the Board is unable to appoint a Trustee to fill any current vacancies on the Board because immediately after such appointment, fewer than two-thirds of the Trustees would be elected by shareholders. Therefore, shareholder approval of either a new Trustee or one of the current Trustees who was not previously elected is required before any new Trustee can be added to fill the current vacancies on the Board. Please note that for each of AMT and SETF all Trustees were elected by shareholders and, therefore, any vacancy arising on either Board is permitted to be filled without shareholder vote. For efficiency and consistency reasons, each of AMT and SETF is seeking that shareholders approve the appointment of all currently elected Trustees as well as the new Nominees for Trustee.

The Board pursuant to its authority under each Trust’s Agreement and Declaration of Trust, has unanimously approved an increase in the number of Trustees that comprise the Board of each Trust to eleven, thereby creating vacancy on the Board2. At a meeting of the Board on August 14, 2024, the Board unanimously voted to recommend that shareholders of SIMT, SIT, SIIT, STET, SDIT, SAAT, SETF and AMT elect Dennis McGonigle as Trustee and Eli Powell Niepoky and Kimberly Walker as Independent Trustees of the Trusts to fill these vacancies and to also elect seven of the existing Trustees of each such Trust. At the same meeting, the Board unanimously voted to recommend that shareholders of NCF and SCVT elect Dennis McGonigle as Trustee, Thomas Melendez as Independent Trustee and Eli Powell Niepoky and Kimberly Walker as new Independent Trustees of the Trusts to fill these vacancies and to also elect six of the existing Trustees of each of NCF and SCVT.

Although the re-election by shareholders of previously elected Trustees is not required by applicable law or each Trust’s governing documents when electing the Nominees, the Board has determined that it is in the best interests of the Funds to seek re-election by shareholders (or election in the case of Trustees that were previously appointed to the Board) of all current Trustees to promote efficiency and to attempt to reduce future costs and expenses of the Funds. As such, if the Nominees and all of the current Trustees are elected, following the Meeting, all of the Trustees of the Trusts will be elected by shareholders, which will likely permit the Board to fill several future vacancies on the Board over time before next having to incur the costly expense of a proxy solicitation.

If a plurality of voting shareholders of a Trust does not elect a Nominee, then the Nominee will not become a Trustee and the Board may, immediately or at a later time, consider re-proposing such Nominee for election or finding a replacement candidate. If, however, a plurality of voting shareholders of a Trust do not elect any or all of the current Trustees, such vote will not impact the composition of the Board, but may result in higher costs and expenses of the Funds in the future.

2 September 15, 2021 for SIMT, SIT, SIIT, STET, SDIT and SAAT, and August 14, 2024 for NCF, SCVT, AMT and SETF.

Matters Considered by the Board

At a special telephonic meeting held on August 14, 2024 (the “Board Meeting”), the Board, including the Committees of the Board and the Independent Trustees, were provided with information regarding the Proposal and considered whether to recommend that shareholders vote for the Proposal. Based on information provided to the Board during and in advance of the Board Meeting and subsequent review and consideration, the Board unanimously voted, within the context of its full deliberations, to recommend that shareholders of the Funds vote in favor of the proposal to elect Thomas Melendez as an Independent Trustee to NCF and SCVT, Eli Powell Niepoky and Kimberly Walker as new Independent Trustees to the Trusts, Dennis McGonigle as a new Trustee to the Trusts and all current Trustees of the Trusts.

Prior to the Board Meeting, the Board considered whether to increase the size of the Board and fix the number of Trustees that compose the Boards of at eleven. The Board considered and discussed, among other things, information about the current Trustees’ capacity, their expected length of service, the number, size and complexity of the Funds, the number of sub-advisers to the Funds, and the growth trajectory of the Trusts.

In considering candidates to serve as Trustees, the Board and its Governance Committee generally considered each potential candidate’s educational background, business or professional experience, and reputation. In addition, the Governance Committee evaluated each candidate’s qualifications for Board membership and the independence of the Independent Trustee candidates from the investment advisers and other principal service providers for the Funds as well as any relationships beyond those delineated in the 1940 Act that might impair independence. The Board and the Governance Committee also considered each candidate and current Trustee’s expertise. Each candidate’s experience and qualifications are discussed below.

In determining to recommend that shareholders vote in favor of electing the Nominees to the Board, in addition to each Nominee’s qualifications and experience, the Board determined (1) that each Independent Trustee Nominee is sufficiently independent from relationships with SEI Investments Management Corporation (“SIMC”), which is the Funds’ investment adviser, and other principal service providers of the Funds, both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; and (2) that each Nominee demonstrated an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his/her function as an effective Board member. The Board also considered the fact that the Board appointed Mr. Melendez to eight (8) affiliated trusts effective as of September 15, 2021, and that if Mr. Melendez was elected as a Trustee to NCF and SCVT, NCF and SCVT would have the benefit of being able to share resources with those affiliated Trusts for which Mr. Melendez already serves as Independent Trustee. The Governance Committee has not adopted any specific policy on the issue of diversity, but may take this into account, among other factors, in its consideration of any new candidates to the Board.

In considering whether to recommend that shareholders elect the current Trustees, the Board considered and discussed information about the 1940 Act voting requirements, the potential to mitigate future costs, and the flexibility that may be created with respect to the future appointment of Trustees to the Board if shareholders elect the current Trustees. The Board also considered its current composition, including its individual and collective educational background and business and professional experience. The Board also considered the fact that because the Funds would have to undertake the costs of a proxy in order to elect the Nominees as new Trustees to the Board, the Funds would be able to significantly capitalize on economies of scale in electing the current Trustees alongside the Nominees as a slate of Nominees for the Board.

If shareholders elect the Nominees, it is anticipated that they will begin to serve the Trusts as Trustees immediately after the shareholder meeting. Irrespective of whether shareholders elect the current Trustees, all current Trustees will continue to serve as Trustees without interruption.

Individual Nominee Qualifications

The Board has concluded to recommend to shareholders that each of the Nominees should be elected to the Board because of his or her ability to review and understand information about the Funds, identify and request other information relevant to the performance of his or her duties, question management and other service providers regarding material factors bearing on the management and administration of the Funds, and exercise his or her business judgment in a manner that serves the best interests of the Trusts’ shareholders. The Board has concluded that each of the Nominees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

New Independent Trustee Nominees

Eli Powell Niepoky is currently Treasurer of the Robert W. Woodruff Foundation and affiliated foundations, a position encompassing the responsibilities of Chief Investment Officer and Chief Financial Officer. Previously, Ms. Niepoky spent 3 years at Berman Capital Advisors, serving as Vice President and then as Chief Investment Officer. Prior to that, she worked at Diversified Trust Company for 13 years, first as Principal and then as Chief Investment Officer. Prior to joining Diversified Trust Company, Ms. Niepoky spent 13 years serving in various roles at Delta Air Lines, including initially as an Information Analyst and then as Director, Pension Fund - Fixed Income & Real Estate. Ms. Niepoky has also earned the Chartered Financial Analyst (CFA) designation. The Board has concluded that Ms. Niepoky should be elected to serve as Trustee because of her education, her knowledge of public and private markets gained through her institutional and private wealth management roles, and her other professional experience.

Kimberly Walker currently serves as a General Partner of 1809 Capital and as member of the Advisory Group of NISA Investment Advisors. She previously spent 10 years as Chief Investment Officer at Washington University in St. Louis. Prior to that role, she was President of Qwest Asset Management Company. Ms. Walker previously worked in various financial positions at General Motors Corporation with her last role being Director of Equity Strategy. Previously, she also served for 17 years as a Board and Audit & Risk Committee member of Commerce Bancshares, Inc. The Board has concluded that Ms. Walker should be elected to serve as Trustee because of her extensive knowledge of institutional asset management, experience she gained serving as Chief Investment Officer of a large university, and other professional experienced gained through her prior employment.

New Interested Trustee Nominee

Dennis J. McGonigle serves in an advisory role to SEI and its’ Chief Executive Officer. Prior to this role, he served as an Executive Vice President, beginning in 1996, and Chief Financial Officer, beginning in 2002, for SEI Investments Company, Inc. until his retirement in April 2024. Mr. McGonigle previously held a variety of positions at SEI Investments Company, which he joined in 1985, including as a Product Manager and as a Business Manager. He has also served on various subsidiary company boards as a director. Before joining SEI, Mr. McGonigle was a Senior Auditor at Arthur Andersen and Company from 1982 to 1985. The Board has concluded that Mr. McGonigle should be elected to serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, his knowledge of the financial services industry, and the experience he gained serving as a director on various company boards.

Current Interested Trustee

Robert A. Nesher has served as Chairman of the Board of Trustees of the Trusts since 1989. Mr. Nesher helped SEI establish its registered fund business prior to 1989 and has served as head of fund accounting and head of SEI’s transfer agency and fund administration businesses. Mr. Nesher has also served as a trustee and/or chairman of several other investment companies that are affiliates of the Trust. The Board has concluded that Mr. Nesher should be elected to continue to serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as Trustee of the various SEI Trusts since 1989.

Current Independent Trustees

Nina Lesavoy has served as a Trustee since 2003. Ms. Lesavoy is the Founder of Avec Capital and has served as its Managing Director since 2008. Prior to that, she served as Managing Director of Cue Capital from 2002 to 2008. Previously, she was Chief Sales Officer and Managing Partner of InvestorForce, Inc. from 2000 to December 2001, and was Head of Sales and Client Service at Chancellor Capital and later LGT Asset Management from 1986 to 2000. The Board has concluded that Ms. Lesavoy should be elected and continue to serve as Trustee because of the experience she gained as a director of several private equity fundraising firms and marketing and selling a wide range of investment products to institutional investors, her experience in and knowledge of the financial services industry, and the experience she has gained serving as Trustee of the various SEI Trusts since 2003 and the various SEI Trusts' Governance Chair since 2014.

James Williams has served as a Trustee of the Trusts since 2004. Mr. Williams served as the Vice President and Chief Investment Officer of the J. Paul Getty Trust since December 2002 and Treasurer since 2006 until his retirement in June 2024. Before joining the Getty, Mr. Williams spent three years as the president of Harbor Capital Advisors and president of the Harbor Fund's family of mutual funds. Prior to that, he was manager of the pension asset management department of Ford Motor Company. The Board has concluded that Mr. Williams should be elected and continue to serve as Trustee because of the experience he gained as Chief Investment Officer of a non-profit foundation, the President of an investment management firm, the President of a registered investment company and the manager of a public company's pension assets, his experience in and knowledge of the financial services industry, and the experience he has gained serving as Trustee of the various SEI Trusts since 2004.

Susan Cote has served as a Trustee of the Trusts since 2015. Ms. Cote spent 18 years as a partner at Ernst & Young LLP, including nine years as the firm’s Global Asset Management Assurance Leader, and seven years as the Americas Director of Asset Management. Prior to joining Ernst & Young, Ms. Cote spent 14 years serving in various roles in the asset management business of Prudential, including roles as Fund Treasurer, Chief Operating Officer and Managing Director. Prior to that, Ms. Cote worked at KPMG LLP. The Board has concluded that Ms. Cote should be elected and continue to serve as Trustee because of her education, knowledge of financial services and investment management, and 18 years of experience as a partner at a major accounting firm, and other professional experienced gained through her prior employment.

James Taylor has served as a Trustee of the Trusts since 2018. Mr. Taylor served as Chief Investment Officer of the Georgia Tech Foundation from 2008 to 2017. Prior to that, he was the Director, Assistant Vice President, and Chief Investment Officer of Delta Air Lines from 1983 to 2007. Previously, he was a member of the Investment Committee of Institute of Electrical and Electronic Engineers from 1999 to 2004, and he was President, Vice President and Treasurer for the Southern Benefits Conference from 1998 to 2000. The Board has concluded that Mr. Taylor should serve as Trustee because of his education, knowledge of financial services and investment management, and the experience he has gained as a Chief

Investment Officer at an endowment of a large university, and other professional experience gained through his prior employment and leadership positions.

Christine Reynolds has served as a Trustee of the Trusts since 2019. Ms. Reynolds served as Executive Vice President at Fidelity Investments from 2014 to 2016. Prior to that, she was President at Fidelity Pricing and Cash Management Services ("FPCMS") and Chief Financial Officer of Fidelity Funds from 2008 to 2014. Previously, she served as Chief Operating Officer of FPCMS from 2007 to 2008, President and Treasurer at Fidelity Funds from 2004 to 2007, Anti-Money Laundering Officer at Fidelity Funds in 2004 and Executive Vice President at Fidelity Funds from 2002 to 2004. Before joining Fidelity, she was an Audit Partner at PricewaterhouseCoopers from 1992 to 2002. The Board has concluded that Ms. Reynolds should serve as Trustee because of the experience she has gained in her various roles with Fidelity, which she joined in 2002, including Chief Financial Officer of Fidelity Funds, her experience as a partner of a major accounting firm, and her experience in and knowledge of the financial services industry.

Thomas Melendez has served as a Trustee of the Trusts, except SCVT and NCF, since 2021. Mr. Melendez serves as a Trustee of Boston Children's Hospital, The Partnership Inc. (non-profit organizations) and Brae Burn Country Club. He was the Investment Officer and Institutional Equity Portfolio Manager at MFS Investment Management from 2002 to 2019. Prior to that, he was the Director of Emerging Markets Group, General Manager of Operations in Argentina and Portfolio Manager for Latin America at Schroders Investment Management from 1994 to 2002. The Board has concluded that Mr. Melendez should serve as Trustee because of the experience he has gained as an executive and portfolio manager of an investment management firm, his experience in and knowledge of the financial services industry, and other professional experience gained through his prior employment and leadership positions.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trusts. Moreover, references to the qualifications, attributes and skills of Nominees are presented pursuant to requirements from the SEC of information that must be included in a proxy statement for the election of trustees and does not constitute holding out of the Board or any Nominee as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The tables below show information about the Nominees, including each of the current Trustees. For purposes of their duties as current Trustees, the address of each individual listed below is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Age	Position(s) Held with the Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex to be Overseen by Nominee[2]	Other Directorships Held by Director or Nominee for Director
Nominee for Interested Trustee (Current Trustee)
Robert A. Nesher 77 yrs. old	Chairman of the Board of Trustees	Since 1989	SEI employee since 1974; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.	101	President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. President, Chief Executive Officer and Trustee of SEI Alternative Income Fund.
Nominee for Interested Trustee (New Trustee)
Dennis McGonigle 64 yrs. old	Trustee	n/a	Adviser, SEI Investments Company, Inc. since April 2024. Chief Financial Officer, SEI Investments Company, Inc. from 2002 to April 2024. Executive Vice President, SEI Investments Company, Inc. from 1996 to 2024. Business Manager, Product Manager, SEI Investments Company, Inc. from 1985 to 1998. Senior Auditor, Arthur Andersen and Company from 1982 to 1985.	101	Director of SEI Global Funds Services Limited, SEI Investments Global Limited, SEI UCITS, Kimberton Whole Foods (private company) and The Fund for Vocations (non-profit organization).
Nominees for Independent Trustees (Current Trustees)
Nina Lesavoy	Trustee	Since 2003	Founder and Managing Director, Avec Capital	101	Director of SEI Structured Credit Fund, L.P. and SEI

66 yrs. old			(strategic fundraising firm) since April 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002 to March 2008.		Alternative Income Fund.
James M. Williams 76 yrs. old	Trustee	Since 2004	Retired since 2024. Vice President and Chief Investment Officer, J. Paul Getty Trust, Non Profit Foundation for Visual Arts, from December 2002 to June 2024. Manager of Pension Asset Management, Ford Motor Company from 1997 to 1999.	101	Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, L.P. and SEI Alternative Income Fund.
James B. Taylor 73 yrs. old	Trustee	Since 2018	Retired since December 2017. Chief Investment Officer, Georgia Tech Foundation from 2008 to 2017; Director, Assistant Vice President, and Chief Investment Officer, Delta Air Lines from 1983 to 2007. Member of the Investment Committee of Institute of Electrical and Electronic Engineers from 1999 to 2004; President, Vice President and Treasurer, Southern Benefits Conference from 1998 to 2000.	101
Susan C. Cote 69 yrs. old	Trustee	Since 2015	Retired since July 2015. Treasurer and Chair of Finance of the Investment and Audit Committee of the New York Women’s Foundation from 2012 to 2017. Member of the Ernst & Young LLP Retirement Investment Committee from 2009 to 2015. Global Asset	101	Director of SEI Structured Credit Fund, L.P. and SEI Alternative Income Fund.

			Management Assurance Leader, Ernst & Young LLP from 2006 to 2015; Partner, Ernst & Young LLP from 1997 to 2015; Americas Director of Asset Management, Ernst & Young LLP from 2006 to 2013; Prudential from 1983 to 1997.
Christine Reynolds 65 yrs. old	Trustee	Since 2019	Retired since 2016. Executive Vice President at Fidelity Investments from 2014 to 2016. President at Fidelity Pricing and Cash Management Services (“FPCMS”) and Chief Financial Officer of Fidelity Funds from 2008 to 2014. Chief Operating Officer of FPCMS from 2007 to 2008. President, Treasurer at Fidelity Funds from 2004 to 2007. Anti-Money Laundering Officer at Fidelity Funds in 2004. Executive Vice President at Fidelity Funds from 2002 to 2004. Audit Partner at PricewaterhouseCoopers from 1992 to 2002.	101
Thomas Melendez 64 yrs. old	Trustee[3]	Since 2021	Retired since 2019. Investment Officer and Institutional Equity Portfolio Manager at MFS Investment Management from 2002 to 2019. Director of Emerging Markets Group, General Manager of Operations in Argentina and Portfolio Manager for	101	Trustee of Boston Children’s Hospital and Brae Burn Country Club (non-profit organizations).

3 Mr. Melendez is not currently an Independent Trustee of SCVT or NCF.

			Latin America at Schroders Investment Management from 1994 to 2002.
Nominees for Independent Trustee (New Trustee)
Thomas Melendez 64 yrs. old	Trustee of NCF and SCVT	n/a	Retired since 2019. Investment Officer and Institutional Equity Portfolio Manager at MFS Investment Management from 2002 to 2019. Director of Emerging Markets Group, General Manager of Operations in Argentina and Portfolio Manager for Latin America at Schroders Investment Management from 1994 to 2002.	101	Trustee of Boston Children’s Hospital and Brae Burn Country Club (non-profit organizations).
Eli Powell Niepoky 58 yrs. old	Trustee	n/a	Treasurer, The Robert W. Woodruff Foundation since May 2021. Vice President, Chief Investment Officer, Berman Capital Advisors from March 2018 to May 2021. Independent Consultant from January 2017 to February 2018. Principal, Chief Investment Officer, Diversified Trust Company from January 2003 to April 2015. Information Analyst, Director, Delta Air Lines from January 1990 to December 2002.	101	Trustee/Director of Employees’ Retirement System of Georgia and Peachtree Alternative Strategies.
Kimberly Walker 66 yrs. old	Trustee	n/a	General Partner, 1809 Capital since 2022. Advisory Committee Member, NISA Investment Advisors since 2018. Chief Investment Officer, Washington University	101	Investment Committee Member for Santa Fe Community Foundation.

in St. Louis from 2006 to 2016. President, Qwest Asset Management Company from 1998 to 2006. Director of Equity Strategy, General Motors Corporation from 1994 to 1998.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

The tables below show the number of shares of each Fund beneficially owned by each Nominee as of December 31, 2023. Unless otherwise noted, each Nominee owns less than 1% of the outstanding shares of each Series.

Interested Trustees

Name of Nominee	Dollar range of Equity Securities in a Fund	Aggregate Dollar Range of Equity Securities in All Series to be Overseen by Nominee in Family of Investment Companies
Robert A. Nesher	Over $100,000	Over $100,000
Dennis McGonigle	Over $100,000	Over $100,000

Independent Trustees

Name of Nominee	Dollar range of Equity Securities in a Fund	Aggregate Dollar Range of Equity Securities in All Series to be Overseen by Nominee in Family of Investment Companies
Nina Lesavoy	Over $100,000	Over $100,000
James M. Williams	$50,001 - $100,000	$50,001 - $100,000
James Taylor	$50,001 - $100,000	$50,001 - $100,000
Susan C. Cote	N/A	None
Christine Reynolds	Over $100,000	Over $100,000
Thomas Melendez	N/A	None
Eli Powell Niepoky	N/A	None
Kimberly Walker	N/A	None

Role of the Board

With the exception of NCF and SCVT, there are currently eight members of the Board of Trustees, six of whom are not interested persons of the Trusts, as that term is defined in the 1940 Act. For NCF and SCVT, there are currently seven members of the Board, five of whom are not interested persons. Robert A. Nesher, an interested person of the Trust, serves as Chairman of the Board. James M. Williams, an Independent Trustee, serves as the lead Independent Trustee. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trusts. The Board made this determination in consideration of, among other things, the fact that the chairperson of each Committee of the Board is an Independent Trustee, the amount of assets under management in the Trusts, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

The management and affairs of each Trust and their respective series are overseen by the Trustees. The Board approves contracts under which certain companies provide essential management services to the Trusts. Like most mutual funds, the day-to-day business of the Trusts is performed by third party service providers, such as SIMC, a distributor and an administrator. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by SIMC and the various sub-advisers and receives information about those services at its regular meetings. In addition, in connection with its consideration of whether to annually renew the advisory agreements between each Trust, on behalf of the Funds that are a series of the respective Trust, and SIMC and the various sub-advisory agreements between SIMC and the sub-advisers with respect to the Funds, the Board annually meets with SIMC and, at least every three years, meets with the sub-advisers to review such services. Among other things, the Board regularly considers the sub-advisers' adherence to the Funds’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Funds’ investments, including, for example, portfolio holdings schedules and reports on the Adviser’s use of derivatives and illiquid securities in managing the Funds.

The Trusts’ Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, SIMC and sub-adviser risk assessments. At least annually, the Trusts’ Chief Compliance Officer provides the Board with a report on each Trust reviewing the adequacy and effectiveness of each Trust’s policies and procedures and those of its service providers, including SIMC and the various sub-advisers. The reports address the operation of the policies and procedures of the Trusts and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. With respect to valuation, SIMC provides periodic reports to the Board that enables the Board to oversee SIMC, as each Trust’s valuation designee, in assessing, managing and reviewing material risks associated with fair valuation determinations, including material conflicts of interest. In addition, the Board reviews SIMC’s performance of an annual valuation risk assessment under which the Advisor seeks to identify and enumerate material valuation risks which are or may be impactful to the Funds including, but not limited to (1) the types of investments held (or intended to be held) by the Funds, giving consideration to those investments' characteristics; (2) potential market or sector shocks or dislocations which may affect the ongoing valuation operations; (3) the extent to which each fair value methodology uses unobservable inputs; (4) the proportion of each fund's investments that are fair valued as determined in good faith, as well as their contributions to a fund's returns; (5) the use of fair value methodologies that rely on inputs from third-party service providers; and (6) the appropriateness and application of the methods for determining and calculating fair value. The Advisor reports any material changes to the risk assessment, along with appropriate actions designed to manage such risks, to the Board.

Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trusts in their periodic reports with the SEC are recorded, processed, summarized and reported within the required time periods. The Board also oversees the Trusts’ internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trusts’ financial reporting and the preparation of the Trusts’ financial statements.

Board Committees

There are two Committees of the Trusts’ Board of Trustees: the Audit Committee and the Governance Committee.

The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each Trust’s independent auditor and whether to terminate this relationship; (ii) reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each Trust’s independent auditor to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent auditor and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent auditor’s opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of each Trust’s administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing each Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent auditor that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent auditor and each Trust’s senior internal accounting executive, if any, the independent auditor’s report on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with each Trust’s independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and (ix) other audit related matters. Messrs. Williams, Taylor and Melendez4 and Mmes. Lesavoy, Cote and Reynolds currently serve as members of the Audit Committee. If Eli Powell Niepoky and Kimberly Walker are elected by shareholders, it is expected that the Board would appoint them to the Audit Committee. The Audit Committee meets periodically, as necessary, and met six (6) times during the 2023 calendar year.

The Board has a standing Governance Committee that is composed of each of the Independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of "interested" (as that term is defined under the 1940 Act) Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the applicable Trust's offices. Messrs. Williams, Taylor and Melendez5, and Mmes. Lesavoy, Cote and Reynolds currently serve as members of the

4 Mr. Melendez does not currently serve on the Audit Committee of NCF or SCVT.

5 Mr. Melendez does not currently serve on the Governance Committee of NCF or SCVT.

Governance Committee. If Eli Powell Niepoky and Kimberly Walker are elected by shareholders, it is expected that the Board would appoint them to the Governance Committee. The Governance Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Governance Committee shall meet at least once each year and shall conduct at least one meeting in person. The Governance Committee met four (4) times during the 2023 calendar year.

Compensation Of Trustees And Officers

The Interested Trustees and the officers of the Trusts do not receive compensation from the Trust, except that a portion of the Trusts’ CCO’s salary is paid by the Trusts. Each Independent Trustee receives an annual fee for services provided to the Trusts. The chart below provides information about the total compensation accrued and payable to the Independent Trustees by each Trust and the Fund Complex for each Trust's most recently completed fiscal year. (Please note: The Fund Complex currently consists of 101 portfolios of the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, Adviser Managed Trust, New Covenant Funds and SEI Exchange Traded Funds.

The chart below provides information about the total compensation paid to the Independent Trustees and the Trusts’ CCO by each Trust for the fiscal year indicated.

Name of Person, Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex
SEI Institutional Managed Trust (September 30, 2023 fiscal year end)
James M. Williams	$91,289	N/A	N/A	$352,500
Nina Lesavoy	$88,699	N/A	N/A	$342,500
Sue Cote	$88,699	N/A	N/A	$342,500
James Taylor	$82,224	N/A	N/A	$317,500
Christine Reynolds	$82,224	N/A	N/A	$317,500
Thomas Melendez	$82,224	N/A	N/A	$317,500
SEI Institutional International Trust (September 30, 2023 fiscal year end)
James M. Williams	$24,875	N/A	N/A	$352,500
Nina Lesavoy	$24,170	N/A	N/A	$342,500
Sue Cote	$24,170	N/A	N/A	$342,500
James Taylor	$22,406	N/A	N/A	$317,500
Christine Reynolds	$22,406	N/A	N/A	$317,500
Thomas Melendez	$22,406	N/A	N/A	$317,500
SEI Institutional Investments Trust (May 31, 2023 fiscal year end)

James M. Williams	$162,681	N/A	N/A	$347,500
Nina Lesavoy	$158,001	N/A	N/A	$337,500
Sue Cote	$158,001	N/A	N/A	$337,500
James Taylor	$146,299	N/A	N/A	$312,500
Christine Reynolds	$146,299	N/A	N/A	$312,500
Thomas Melendez	$146,299	N/A	N/A	$312,500
SEI Tax Exempt Trust (August 31, 2023 fiscal year end)
James M. Williams	$16,406	N/A	N/A	$350,000
Nina Lesavoy	$15,937	N/A	N/A	$340,000
Sue Cote	$15,937	N/A	N/A	$340,000
James Taylor	$14,765	N/A	N/A	$315,000
Christine Reynolds	$14,765	N/A	N/A	$315,000
Thomas Melendez	$14,765	N/A	N/A	$315,000
SEI Daily Income Trust (January 31, 2024 fiscal year end)
James M. Williams	$43,075	N/A	N/A	$355,000
Nina Lesavoy	$41,862	N/A	N/A	$345,000
Sue Cote	$41,862	N/A	N/A	$345,000
James Taylor	$38,828	N/A	N/A	$320,000
Christine Reynolds	$38,828	N/A	N/A	$320,000
Thomas Melendez	$38,828	N/A	N/A	$320,000
SEI Asset Allocation Trust (March 31, 2024 fiscal year end)
James M. Williams	$2,479	N/A	N/A	$357,500
Nina Lesavoy	$2,410	N/A	N/A	$347,500
Sue Cote	$2,410	N/A	N/A	$347,500
James Taylor	$2,237	N/A	N/A	$322,500
Christine Reynolds	$2,237	N/A	N/A	$322,500
Thomas Melendez	$2,237	N/A	N/A	$322,500
New Covenant Funds (June 30, 2023 fiscal year end)
James M. Williams	$ 4,412	N/A	N/A	$ 350,000
Nina Lesavoy	$ 4,286	N/A	N/A	$ 340,000
Sue Cote	$ 4,286	N/A	N/A	$ 340,000
James Taylor	$ 3,971	N/A	N/A	$ 315,000
Christine Reynolds	$ 3,971	N/A	N/A	$ 315,000

Thomas Melendez[6]	$3,971	N/A	N/A	$315,000
SEI Catholic Values Trust (February 29, 2024 fiscal year end)
James M. Williams	$1,741	N/A	N/A	$355,000
Nina Lesavoy	$1,692	N/A	N/A	$345,000
Sue Cote	$1,692	N/A	N/A	$345,000
James Taylor	$1,570	N/A	N/A	$320,000
Christine Reynolds	$1,570	N/A	N/A	$320,000
Thomas Melendez[6]	$1,570	N/A	N/A	$320,000
SEI Exchange Traded Funds (March 31, 2024 fiscal year end)
James M. Williams	$800	N/A	N/A	$357,500
Nina Lesavoy	$778	N/A	N/A	$347,500
Sue Cote	$778	N/A	N/A	$347,500
James Taylor	$723	N/A	N/A	$322,500
Christine Reynolds	$723	N/A	N/A	$322,500
Thomas Melendez	$723	N/A	N/A	$322,500

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES.

6 Effective September 15, 2021, the Board hired Thomas Melendez as an independent consultant to the Board with respect to its oversight of the New Covenant Funds and SEI Catholic Values Trust. In this role, Mr. Melendez attends all meetings of the Board and provides advice with respect to investment company operations and the investment management business as well as any other guidance that the Board may request from time to time. In exchange for his services, Mr. Melendez received the above mentioned compensation.

Proposal 2 – Reduce Quorum for Shareholder Meetings

(SIMT and SIT Only)

Proposal 2 is asking shareholders of those Funds that are a series of SIMT and SIT to vote to amend each Trust’s Agreement and Declaration of Trust to reduce the shareholder quorum requirement from a majority to one-third (33-1/3%), to the extent permitted under the 1940 Act. After careful consideration, the Board has determined that it is in the best interest of shareholders to reduce the quorum requirement for the Funds of SIMT and SIT. This adjustment will also align the quorum requirement for SIMT and SIT with all other SEI Funds.

At a special telephonic meeting held on August 14, 2024 (the “Board Meeting”), the Board, including the Committees of the Board and the Independent Trustees, were provided with information regarding the Proposal and considered whether to recommend that shareholders vote for the Proposal. Based on information provided to the Board during and in advance of the Board Meeting and subsequent review and consideration, the Board unanimously voted, within the context of its full deliberations, to recommend that shareholders of the Funds vote in favor of the proposal to amend the Agreement and Declaration of Trust for each of SIMT and SIT to reduce the shareholder quorum requirement from a majority to one-third (33-1/3%), to the extent permitted under the 1940 Act.

Presently, in order for shareholders of the Funds that are a series of SIMT and SIT to vote on a matter, a majority of the shares entitled to vote constitutes a quorum. A quorum represents the number of shareholders that must be present at a meeting, in person or by proxy, for a shareholder vote taken at the meeting to be valid. The present quorum requirement places considerable cost burdens on those Funds in SIMT and SIT due to the expenses related to proxy voting. Given SIMT’s and SIT’s diverse and widely held shareholder base, a substantial portion of which are retail investors, it is very costly and time consuming to get a quorum of shareholders. Retail investors tend to hold fewer shares, are far less likely to vote than institutional investors and often require multiple communications before they cast a vote. The SIMT and SIT Funds have each needed to adjourn a shareholder meeting in the past in an effort to obtain quorum. The Funds and, therefore, Fund shareholders bear these proxy costs, including the often substantial costs associated with follow-up solicitations in an effort to obtain quorum. These additional solicitation costs include printing and mailing follow-up requests asking shareholders to vote, and the retention of third-party proxy solicitation firms to directly contact shareholders and ask them to vote. These solicitation efforts can also prove bothersome to certain investors, as contact can include phone calls and an increase in mail. Further, the expenditure of these additional proxy costs may still result in a fund not achieving quorum.

Each of SIMT and SIT was established as a Massachusetts business trust and the reduced quorum requirement is not prohibited by Massachusetts or federal law. Additionally, each of the other trusts in the SEI Fund complex already have a quorum requirement of one-third of the shares entitled to vote and this Proposal is intended to bring SIMT and SIT into alignment. The reduced quorum would also be reflective of current practice for newly formed fund complexes. Therefore, the Board recommends that shareholders approve the proposal to amend the Agreement and Declaration of Trust for each of SIMT and SIT to reduce the shareholder quorum requirement from a majority to one-third (33-1/3%), to the extent permitted under the 1940 Act, in an effort to achieve a measurable degree of cost savings over time.

It is important to note that a reduction in the shareholder quorum requirement only reduces the number of shareholders that must be present in order for a valid vote to be taken. This proposal does not change the percentage of votes needed to approve a matter after a quorum has been achieved. Also, for certain approvals, such as the approval of investment advisory contracts, certain changes to an investment policy, and mergers between two affiliated funds, the 1940 Act may require more than one-third of shareholders to be present. For example, a new advisory agreement cannot be approved or material changes cannot be made to the advisory agreement without the vote of shareholders owning the lesser of (a) 67 percent or more of the shares present at the meeting, if the holders of more than 50 percent of the fund's outstanding shares are present or represented by proxy; or (b) more than 50 percent of the fund's outstanding shares. This proposal will not reduce the quorum requirement below the levels specifically required by the 1940 Act. In other words, for these matters, more than 50% of the outstanding voting shares of the affected fund would be required to be present in person or by proxy to proceed with a shareholder vote (not 33-1/3%).

In considering whether to recommend that shareholders of the Funds that are a series of SIMT and SIT vote to reduce the shareholder quorum requirement for their Fund’s Trust from a majority to one-third (33-1/3%), to the extent permitted under the 1940 Act, the Board primarily considered the cost to the Funds of proxy voting, the potential savings that Funds may achieve over time by reducing the shareholder quorum requirement, and the current misalignment with other SEI Funds.

If a majority of voting shareholders of the Funds that are a series of SIMT and SIT do not vote to amend the Agreement and Declaration of Trust to reduce the shareholder quorum requirement, the shareholder quorum requirement for any such Trust will remain a majority until such time as shareholders of the Funds of that Trust vote to change the requirement.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY

RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 2.

Proposal 3 – Reclassify SIMT Large Cap Growth Fund from diversified to non-diversified

Proposal 3 is asking shareholders of the SIMT Large Cap Growth Fund (the “Fund”) to reclassify the diversification status from “diversified” to “non-diversified” as defined by the 1940 Act, and to eliminate a related fundamental policy.

At a special telephonic meeting held on August 14, 2024 (the “Board Meeting”), the Board, including the Committees of the Board and the Independent Trustees, were provided with information regarding the Proposal and considered whether to recommend that shareholders vote for the Proposal. Based on information provided to the Board during and in advance of the Board Meeting and subsequent review and consideration, the Board unanimously voted, within the context of its full deliberations, to recommend that shareholders of the Fund vote in favor of reclassifying the diversification status of the Fund from diversified to non-diversified and eliminate a related fundamental diversification policy

Under Section 5(b) of the 1940 Act, a fund must state as a fundamental policy whether it is “diversified” or “non-diversified.” Currently, the Fund is classified as a “diversified” fund and it is limited as to the amount it may invest in any single issuer. Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest in securities of any issuer if, as a result of such investment (i) more than 5% of the value of the fund’s total assets would be invested in securities of any one issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of any one issuer.

The percentage limitations noted above do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies. With respect to the remaining 25% of its total assets, a diversified fund may invest more than 5% of its total assets in the securities of one issuer. These limits apply at the time a diversified fund purchases a security; a diversified fund may exceed these limits if positions it already holds increase in value relative to the rest of the fund’s holdings. In contrast, a non-diversified fund is not subject to the limits of a diversified fund and may invest a greater percentage of its assets in a single issuer or a fewer number of issuers.

The 1940 Act requires that shareholders approve a change in a fund’s fundamental restriction and classification from a diversified fund to a non-diversified fund by the affirmative vote of more than 50% of the Fund’s outstanding voting securities.

If the Proposal is approved by shareholders, the following fundamental policy would no longer apply to the Fund: “The Fund may not purchase securities of an issuer if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.” All other fundamental investment policies will remain unchanged.

The change to a non-diversified Fund will allow the Fund to take over 5% positions in single issuers that in the aggregate exceed 25% of Fund assets. SIMC believes that this increased investment flexibility may provide opportunities to enhance the Fund’s performance and will allow the Fund to acquire and hold larger positions in the securities of a single issuer only if and when it believes doing so justifies the risks involved. SIMC further believes this flexibility will allow it to better align the Fund’s portfolio with SIMC or the sub-adviser’s philosophy and portfolio construction process with respect to a Large Cap Growth strategy.

Although the Fund is an actively managed fund, and not an index fund, it is expected that the Fund will invest in the top holdings of the Russell 1000 Growth Index (the “Index”), which also serves as the Fund’s performance benchmark. The Index measures the performance of the large cap growth segment of the U.S. equity universe and includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Over the past few years, certain stocks, including those of technology-

related issuers contained in the Index, have experienced extraordinary increases in market capitalization. As a result, large-cap growth indexes have become much more concentrated at the individual stock level. SIMC and/or the sub-adviser believes that this market concentration has been greater and has persisted longer than it has historically.

In order to remain diversified as defined by the 1940 Act, SIMC and/or a sub-adviser may underweight certain holdings relative to SIMC and/or a sub-adviser’s desired portfolio weight. This results in SIMC being unable to choose to equal or overweight positions relative to the Index even if, in accordance with the Fund’s investment objective and principal investment strategy, the Adviser determines that they represent the best available investment opportunity. SIMC thereby believes that this will limit the Adviser’s ability to fully implement attractive investment opportunities and potentially outperform the benchmark. This limitation can ultimately inhibit the opportunity for the Fund to implement its principal investment strategy and can hinder its ability to outperform the Index or may put the Fund at a competitive disadvantage against those of its peer funds with otherwise similar investment strategies that operate as non-diversified investment companies. Therefore, SIMC believes that reclassifying the Fund as non-diversified is in the best interests of the Fund and its shareholders. SIMC and/or the sub-adviser anticipate that the portfolio will better reflect its assessment of appropriate weighting based on an issuers market capitalization, growth characteristics and the potential risk adjusted performance. While approval of the Proposal would provide SIMC with greater long-term flexibility in executing the Fund’s investment strategy by allowing increased exposures to certain holdings, it is not otherwise expected to affect the way the Fund is currently managed. The investment objective and investment strategies for the Fund will not change due to approval of the Proposal.

Generally, diversification reduces risk and non-diversification increases risk. Shareholders of the Fund are being asked to change the Fund from diversified to non-diversified, which will change the Fund’s risk profile or potentially make it a riskier fund. For example, because a non-diversified fund may invest its assets in the securities of fewer issuers, the Fund’s shares may become more volatile. That is, the value of the Fund’s shares may increase or decrease more rapidly than if the Fund remained diversified. Nonetheless, SIMC and/or Fund sub-advisers will perform extensive analysis on all securities in an effort to manage this risk. In addition, SIMC and/or a sub-adviser anticipates that even as a non-diversified the Fund would continue to hold securities from a substantial variety of different issuers. Finally, the Fund intends to continue to meet the tax diversification requirements applicable to regulated investment companies under Subchapter M of the Code.

There is a risk that some Fund shareholders may not be in favor of a less diversified portfolio, which could result in possible investor outflows in response to the proposed change. Also, portfolio turnover is anticipated to increase to align with a more concentrated portfolio, which creates the potential for realizing capital gains (if they are not offset by capital losses). This risk may adversely impact taxable shareholders.

A non-diversified fund may from time to time temporarily operate in a diversified manner without losing its non-diversified status and, as a result, at times, if the Proposal is approved, the Fund may not take advantage of the greater flexibility afforded to a non-diversified fund. SIMC will reserve the freedom of action to operate the Fund as non-diversified only if and when it believes it would be in shareholders’ best interests to do so, provided that if the Fund does not operate as non-diversified within three years of shareholder approval, 1940 Act rules will require the Fund to again seek shareholder approval to reserve the freedom of action to operate the Fund as non-diversified.

For the reasons discussed above, the Board and SIMC believe that reclassifying the Fund as non-diversified would be in the best interests of the Fund and its shareholders because operating as a non-diversified investment company would provide the Fund’s investment team with increased investment flexibility and potential for better investment performance over time.

If shareholders approve the Proposal, it is expected that the change would be effective on or about [January 2025].

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY

RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 3.

Shares Outstanding and Voting Authority of SIMC

As of [DATE], SIMC and its affiliates were believed to possess voting authority with respect to approximately [XX] ([XX]%) of the outstanding shares of SIMT, approximately [XX] ([XX]%) of the outstanding shares of SIT, approximately [XX] ([XX]%) of the outstanding shares of SIIT, approximately [] ([]%) of the outstanding shares of STET, approximately [XX] ([XX]%) of the outstanding shares of SDIT, approximately [XX] ([XX]%) of the outstanding shares of SAAT, approximately [XX] ([XX]%) of the outstanding shares of NCF, approximately [XX] ([XX]%) of the outstanding shares of SCVT, approximately [XX] ([XX]%) of the outstanding shares of SETF, approximately [XX] ([XX]%) of the outstanding shares of AMT. This voting structure may result in a small number of shareholders of each Trust determining the vote on the Proposal(s) for such Trust.

The tables below provide a listing of the breakdown of outstanding shares for each Fund within the Trusts for which SIMC and its affiliates were believed to possess voting authority as of the Record Date.

SIMT

Name of Fund	Number of Shares Outstanding	Number of Shares with Voting Authority	Percentage of the Fund
Large Cap Fund
Large Cap Value Fund
Large Cap Growth Fund
Large Cap Index Fund
Tax-Managed Large Cap Fund
S&P 500 Index Fund
Small Cap Fund
Small Cap Value Fund
Small Cap Growth Fund
Tax-Managed Small/Mid Cap Fund
Mid-Cap Fund
U.S. Managed Volatility Fund
Global Managed Volatility Fund
Tax-Managed Managed Volatility Fund
Tax-Managed International Managed Volatility Fund
Real Estate Fund
Core Fixed Income Fund
High Yield Bond Fund
Conservative Income Fund
Tax-Free Conservative Income Fund
Real Return Fund
Dynamic Asset Allocation Fund
Multi-Strategy Alternative Fund
Liquid Alternative Fund
Multi-Asset Accumulation Fund
Multi-Asset Income Fund
Multi-Asset Inflation Managed Fund
Multi-Asset Capital Stability Fund

SIT

Name of Fund	Number of Shares Outstanding	Number of Shares with Voting Authority	Percentage of the Fund
International Equity Fund

International Fixed Income Fund
Emerging Markets Equity Fund
Emerging Markets Debt Fund

SIIT

Name of Fund	Number of Shares Outstanding	Number of Shares with Voting Authority	Percentage of the Fund
Large Cap Fund
Large Cap Disciplined Equity Fund
Large Cap Index Fund
S&P 500 Index Fund
Extended Market Index Fund
Small Cap Fund
Small Cap II Fund
Small/Mid Cap Equity Fund
U.S. Equity Factor Allocation Fund
U.S. Managed Volatility Fund
Global Managed Volatility Fund
World Equity Ex-US Fund
Screened World Equity Ex-US Fund
World Select Equity Fund
Emerging Markets Equity Fund
Opportunistic Income Fund
Core Fixed Income Fund
High Yield Bond Fund
Long Duration Fund
Long Duration Credit Fund
Ultra Short Duration Bond Fund
Emerging Markets Debt Fund
Real Return Fund
Limited Duration Bond Fund
Intermediate Duration Credit Fund
Dynamic Asset Allocation Fund
Multi-Asset Real Return Fund

STET

Name of Fund	Number of Shares Outstanding	Number of Shares with Voting Authority	Percentage of the Fund
Intermediate-Term Municipal Fund
Short Duration Municipal Fund
California Municipal Bond Fund
Massachusetts Municipal Bond Fund
New Jersey Municipal Bond Fund
New York Municipal Bond Fund
Pennsylvania Municipal Bond Fund
Tax-Advantaged Income Fund

SDIT

Name of Fund	Number of Shares Outstanding	Number of Shares with Voting Authority	Percentage of the Fund
Government Fund
Government II Fund

Treasury II Fund
Ultra Short Duration Bond Fund
Short-Duration Government Fund
GNMA Fund

SAAT

Name of Fund	Number of Shares Outstanding	Number of Shares with Voting Authority	Percentage of the Fund
Defensive Strategy Fund
Defensive Strategy Allocation Fund
Conservative Strategy Fund
Conservative Strategy Allocation Fund
Moderate Strategy Fund
Moderate Strategy Allocation Fund
Aggressive Strategy Fund
Tax-Managed Aggressive Strategy Fund
Core Market Strategy Fund
Core Market Strategy Allocation Fund
Market Growth Strategy Fund
Market Growth Strategy Allocation Fund

NCF

Name of Fund	Number of Shares Outstanding	Number of Shares with Voting Authority	Percentage of the Fund
New Covenant Growth Fund
New Covenant Income Fund
New Covenant Balanced Growth Fund
New Covenant Balanced Income Fund

SCVT

Name of Fund	Number of Shares Outstanding	Number of Shares with Voting Authority	Percentage of the Fund
Catholic Values Equity Fund
Catholic Values Fixed Income Fund

SETF

Name of Fund	Number of Shares Outstanding	Number of Shares with Voting Authority	Percentage of the Fund
SEI Enhanced U.S. Large Cap Quality Factor ETF
SEI Enhanced U.S. Large Cap Momentum Factor ETF
SEI Enhanced U.S. Large Cap Value Factor ETF
SEI Enhanced Low Volatility U.S. Large Cap ETF
SEI Select Small Cap ETF
SEI Select International Equity ETF
SEI Select Emerging Markets Equity ETF

AMT

Name of Fund	Number of Shares Outstanding	Number of Shares with	Percentage of the Fund

Voting Authority
Diversified Equity Fund
Core Fixed Income Fund
Enhanced Fixed Income Fund

ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP (”KPMG”) serves as the independent registered public accounting firm for the Trusts. Representatives of KPMG are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees. Below are the aggregate fees billed for each Trust’s last two fiscal years for professional services rendered by KPMG for the audit of the respective Trust’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for those years. These services include the audits of the financial statements of each Trust, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

	2024	2023	2022
SIMT	N/A	N/A	N/A
SIT	N/A	N/A	N/A
SIIT	N/A	N/A	N/A
STET	N/A	N/A	N/A
SDIT	N/A	N/A	N/A
SAAT	N/A	N/A	N/A
NCF	N/A	N/A	N/A
SCVT	N/A	N/A	N/A
SETF	N/A	N/A	N/A
AMT	N/A	N/A	N/A

Audit-Related Fees. Below are the fees billed to each Trust for the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the each Trust’s financial statements and are not reported under “Audit Fees” above (together, “Audit-Related Services”). In addition, the Audit Committee pre-approves KPMG’s engagement for audit-related services to be provided to SIMC and certain entities controlling, controlled by, or under common control with SIMC that provide ongoing services to the Funds, which engagements relate directly to the operations and financial reporting of the Funds. Any such fees are included in the table below.

	2024	2023	2022
SIMT	N/A	N/A	N/A
SIT	N/A	N/A	N/A
SIIT	N/A	N/A	N/A
STET	N/A	N/A	N/A
SDIT	N/A	N/A	N/A
SAAT	N/A	N/A	N/A
NCF	N/A	N/A	N/A
SCVT	N/A	N/A	N/A

SETF	N/A	N/A	N/A
AMT	N/A	N/A	N/A

Tax Fees. Below are the aggregate fees billed for each Trust’s last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice and tax planning (together, “Tax-Related Services”). The Tax-Related Services provided by KPMG related to the review of each Trust’s federal and state income tax returns, excise tax calculations and returns, a review of each Trust’s calculations of capital gain and income distributions, and additional tax research for compliance purposes.

	2024	2023	2022
SIMT	N/A	N/A	N/A
SIT	N/A	N/A	N/A
SIIT	N/A	N/A	N/A
STET	N/A	N/A	N/A
SDIT	N/A	N/A	N/A
SAAT	N/A	N/A	N/A
NCF	N/A	N/A	N/A
SCVT	N/A	N/A	N/A
SETF	N/A	N/A	N/A
AMT	N/A	N/A	N/A

None of the services described above was approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate Non-Audit Fees. Below are the aggregate non-audit fees billed for each Trust’s last two fiscal years by KPMG for services rendered to the Trusts and the Adviser.

Trusts and the Adviser	2024	2023	2022
SIMC	$0	$0	$0
SIMT	N/A	N/A	N/A
SIT	N/A	N/A	N/A
SIIT	N/A	N/A	N/A
STET	N/A	N/A	N/A
SDIT	N/A	N/A	N/A
SAAT	N/A	N/A	N/A
NCF	N/A	N/A	N/A
SCVT	N/A	N/A	N/A
SETF	N/A	N/A	N/A
AMT	N/A	N/A	N/A

All Other Fees. There were no fees billed to the Funds in each Trust’s last two fiscal years for other products and services by KPMG, other than the services reported above (together, “Other Fees”). With respect to engagements that related directly to the operations or financial reporting of the Trusts, KPMG did not bill the Adviser or the Affiliated Service Providers for Other Fees in each Trust’s last two fiscal years.

Board Consideration of Non-Audit Services. The Audit Committee has considered whether KPMG’s provision of non-audit services that were rendered to the Adviser and Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence and determined that KPMG’s independence is not compromised by providing such services.

OTHER MATTERS

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trusts and each Fund, as applicable.

INFORMATION ABOUT SERVICE PROVIDERS

Investment Adviser

SIMC serves as the investment adviser to the Funds. SIMC is registered with the U.S. Securities and Exchange Commission as an investment adviser and is a wholly-owned subsidiary of SEI Investments Company (“SEI”). The principal executive offices of SIMC and SEI are One Freedom Valley Drive, Oaks, PA 19456.

Principal Underwriter

SEI Investments Distribution Company (“SIDCO”) serves as the principal underwriter of the Funds. The principal executive office of SIDCO is located at One Freedom Valley Drive, Oaks, PA 19456.

Administrator and Transfer Agent

SEI Investments Global Funds Services (the “Administrator”) serves as the administrator for the Funds. The principal executive office of the Administrator is located at One Freedom Valley Drive, Oaks, PA 19456.  With the exception of NCF, the Administrator also serves as transfer agent of the Funds. U.S. Bank Global Fund Services serves as transfer agent for the Funds of NCF.

VOTING INFORMATION

Required Vote

With respect to Proposal 1, election of the Nominees requires the affirmative vote of the holders of a plurality of the shares voted. With a plurality vote, the nominees will be elected if they receive more “for” votes than “against” votes of the shares present, in person or by proxy, and entitled to vote. Under plurality voting, only “for” or “against” votes are counted, not any “withheld” votes or abstentions.

With respect to Proposal 2, the amendment to the quorum provision in each of SIMT and SIT’s Agreement and Declaration of Trust requires the affirmative vote of the holders of a majority of the shares entitled to vote (i.e., more than 50% of the outstanding shares of the Trust).

With respect to Proposal 3, the reclassification of SIMT Large Cap Growth Fund from diversified to non-diversified and the elimination of a related fundamental diversification policy requires the affirmative vote of the holders of a majority of the shares entitled to vote (i.e., more than 50% of the outstanding shares of the Trust).

If only one proposal is approved by the shareholders of a Trust, the Trust will implement the proposal that was approved. The approval of one proposal is not contingent upon the approval of the other proposals.

Quorum

In order to act upon the Proposal(s), a quorum is required to be present at the Meeting. With respect to SIIT, STET, SDIT, SAAT, NCF, SCVT, SETF and AMT, the presence of one-third of the shares of the Funds of each of SIIT, STET, SDIT, SAAT, NCF, SCVT, SETF and AMT entitled to vote in person or by proxy shall constitute a quorum for the transaction of business at the Meeting for such Trusts. With respect to SIMT and SIT, the presence of a majority of the shares of the Funds of each Trust entitled to vote in person or by proxy shall constitute a quorum for the transaction of business at the Meeting for such Trust.

Abstentions and “broker non-votes” (i.e., proxies received from brokers indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted for purposes of determining whether a quorum is present at the Meeting. However, abstentions and “broker non-votes” will have the same effect as a vote “against” the Proposal. Pursuant to certain rules promulgated by the New York Stock Exchange, Inc. that govern the voting by broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters. It is anticipated that such broker-dealers will not have discretionary authority to vote on the Proposals. The absence of instructions from the beneficial owner will result in a “broker non-vote” with respect to the Proposal.

Adjournment

If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods to permit further solicitation of proxies. If a quorum is present at the Meeting, any such adjournment will require the affirmative vote of a majority of the votes cast on the question, in person or by proxy, at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal(s). They will vote against any such adjournment those proxies required to be voted against the Proposal(s). The Funds will bear the costs of any additional solicitation and any adjourned sessions.

Voting

Shares represented by duly executed proxies will be voted at the Meeting in accordance with the instructions given. However, if no instructions are specified on the proxy with respect to the Proposal(s), shares will be voted FOR the approval of the Proposal(s) and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Meeting. If you wish to participate in the Meeting, you may submit the proxy card included with this Proxy Statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by telephone, Internet, mail or in person at the Meeting. Should you require additional information regarding the proxy or replacement proxy cards, you may contact each Trust at 1-800-DIAL-SEI.

Revocation

A shareholder may revoke a previously submitted proxy at any time prior to the Meeting by (i) a written revocation, which must be signed and include the shareholder’s name and account number, received by the Secretary of the Trusts at One Freedom Valley Drive, Oaks, PA 19456; (ii) properly executing a later-dated proxy; or (iii) attending the Meeting and voting in person.

OTHER INFORMATION

Solicitation of Proxies, Payment of Expenses

The solicitation of proxies is being made on behalf of the Board, on behalf of the Funds. The Funds have retained EQ Fund Solutions. (the “Proxy Solicitor”) to aid in the solicitation. The costs of retaining the Proxy Solicitor and other expenses incurred in connection with the solicitation of proxies will be paid by the Funds. The anticipated cost associated with the solicitation of proxies by the Proxy Solicitor is approximately $[XXX] plus any reasonable out-of-pocket expenses incurred by the Proxy Solicitor. Proxies may be solicited by mail, electronically, by telephone, fax, in person or by other means, and representatives of the Proxy Solicitor, each Trust, SIMC, the Administrator and SEI may participate in the solicitation of proxies.

The Funds will pay all expenses related to conducting this proxy, including, but not limited to, preparation, printing and mailing of this Proxy Statement and its enclosures, legal fees, and solicitation costs. The Trusts estimate these costs to be approximately $[XXXXX]. The payment of such fees will be considered an extraordinary expense for the Funds and, therefore, will not be subject to any expense limitation or reimbursement agreement in effect for the Funds.

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of this Proxy Statement is being delivered to that address, unless the applicable Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the applicable Trust will deliver promptly a separate copy of this Proxy Statement to a shareholder at a shared address. Please note that each shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-800-DIAL-SEI or forward a written request to the applicable Trust, One Freedom Valley Drive, Oaks, Pennsylvania 19456 if you would like to (1) receive a separate copy of this Proxy Statement; (2) receive your annual reports, semi-annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

Shareholder Proposals

SIMT, SIT, SIIT, STET, SDIT and SAAT are each organized as a business trust under the laws of the Commonwealth of Massachusetts. NCF, SCVT, AMT and SETF are each organized as a statutory trust under the laws of the State of Delaware. As such, each Trust is not required to, and does not, have annual meetings, except to the extent that such meetings are required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trusts at One Freedom Valley Drive, Oaks, PA 19456 within a reasonable time before such meeting. Submission of a proposal does not necessarily mean that such proposal will be included in the Trust’s proxy statement since inclusion in the proxy statement is subject to eligibility requirements and compliance with certain federal regulations.

Communications with the Board

Shareholders wishing to submit written communications to the Board should send their communications to the Secretary of the Trusts at One Freedom Valley Drive, Oaks, PA 19456. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Beneficial Ownership of Shares and Security Ownership of Management

Appendix A to this Proxy Statement contains information about the beneficial ownership by shareholders of five percent (5%) or more of the Funds’ outstanding shares as of the Record Date.

The Trusts have delegated to SIMC the authority to vote proxies on the securities held in the Funds’ portfolios.  Accordingly, SIMC will have voting authority if any shares of the Funds are held by another SEI Fund.  The Trusts have been advised by SIMC that any shares of the Funds over which SIMC has voting power will be voted in the same proportion as the vote of all other shareholders of the Funds. Information regarding the amount of voting power believed to be possessed by SIMC as of the Record Date and the amount of ownership of the Funds by executive officers and Trustees is set forth above.

Other Business

The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the Meeting, or any adjournment(s) thereof, the persons named in the accompanying proxy card intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters unless such proxy contains specific restrictions to the contrary.

Annual Report to Shareholders

For a free copy of each Trust’s most recent annual report and most recent semi-annual report succeeding the annual report, shareholders of the Funds may call 1-800-DIAL-SEI or write to the Funds at One Freedom Valley Drive, Oaks, PA 19456.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH PROPOSAL.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSAL.

EXHIBIT A

BENEFICIAL OWNERSHIP OF SHARES OF THE FUNDS

5% Shareholders.  As of the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the Funds, were beneficial owners of 5% or more of the Funds’ outstanding shares. The Funds believe that most of the shares referred to in the table below were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

SIMT

Name of Fund	Amount of Shares	Percent of Share Class	Nature of Ownership
Fund—Class

SIT

Name of Fund	Amount of Shares	Percent of Share Class	Nature of Ownership
Fund—Class

SIIT

Name of Fund	Amount of Shares	Percent of Share Class	Nature of Ownership
Fund—Class

STET

Name of Fund	Amount of Shares	Percent of Share Class	Nature of Ownership
Fund—Class

SDIT

Name of Fund	Amount of Shares	Percent of Share Class	Nature of Ownership
Fund—Class

SAAT

Name of Fund	Amount of Shares	Percent of Share Class	Nature of Ownership
Fund—Class

NCF

Name of Fund	Amount of Shares	Percent of Share Class	Nature of Ownership
Fund—Class

SCVT

Name of Fund	Amount of Shares	Percent of Share Class	Nature of Ownership
Fund—Class

A-1

SETF

Name of Fund	Amount of Shares	Percent of Share Class	Nature of Ownership
Fund—Class

AMT

Name of Fund	Amount of Shares	Percent of Share Class	Nature of Ownership
Fund—Class

2

PROXY CARD

SEI INSTITUTIONAL MANAGED TRUST

To Vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website [XX]

3) Follow the instructions provided on the website.

To Vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call [XX]

3) Follow the instructions.

To Vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy Card.

To vote, mark blocks below in blue or black ink as follows:

Proposal 1:	To elect, as a slate of nominees, each of the current Trustees and new Trustees (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Trustees of the Trusts.

Nominees:

01) Robert A. Nesher	04) James Taylor	07) Thomas Melendez	10) Kimberly Walker
02) Nina Lesavoy	05) Susan C. Cote	08) Dennis McGonigle
03) James M. Williams	06) Christine Reynolds	09) Eli Powell Niepoky

☐	FOR ALL	☐	WITHHOLD ALL	☐	FOR ALL EXCEPT

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

Proposal 2:	To amend the Agreement and Declaration of Trust to reduce the shareholder quorum requirement from a majority to one-third (33 - 1/3%).

☐	FOR	☐	AGAINST	☐	ABSTAIN

This proxy is solicited on behalf of the Board of Trustees, which unanimously recommends that shareholders vote “FOR” the proposal listed above.

Proposal 3:	To reclassify the diversification status of SIMT Large Cap Growth Fund from diversified to non-diversified and eliminate a related fundamental diversification policy.

☐	FOR	☐	AGAINST	☐	ABSTAIN

This proxy is solicited on behalf of the Board of Trustees, which unanimously recommends that shareholders vote “FOR” the proposal listed above.

Please sign, date and return the proxy card promptly using the enclosed envelope.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at [XX].

SEI INSTITUTIONAL MANAGED TRUST

PROXY FOR THE MEETING OF SHAREHOLDERS – [October 16, 2024]

The undersigned shareholder of the Funds of SEI Institutional Managed Trust, hereby appoints Timothy D. Barto, Esq., David F. McCann, Esq., and Katherine R. Mason, Esq., each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of SIMT standing in the name of the undersigned at the close of business on [August 16, 2024], at a Special Meeting of Shareholders to be held at the offices of SEI Investments Management Corporation (“SIMC”) at One Freedom Valley Drive, Oaks, Pennsylvania 19456, at [9:00 A.M.] Eastern Time, on [October 16, 2024], and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement for the meeting.

If you sign the proxy without otherwise indicating a vote on a Proposal, this proxy will be voted “FOR” such Proposal(s). As to any other matter that may properly come before the Meeting, the shares will be voted by the proxy in accordance with his or her judgment. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY CARD

SEI INSTITUTIONAL INTERNATIONAL TRUST

To Vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website [XX]

3) Follow the instructions provided on the website.

To Vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call [XX]

3) Follow the instructions.

To Vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy Card.

To vote, mark blocks below in blue or black ink as follows:

Proposal 1:	To elect, as a slate of nominees, each of the current Trustees and new Trustees (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Trustees of the Trusts.

Nominees:

01) Robert A. Nesher	04) James Taylor	07) Thomas Melendez	10) Kimberly Walker
02) Nina Lesavoy	05) Susan C. Cote	08) Dennis McGonigle
03) James M. Williams	06) Christine Reynolds	09) Eli Powell Niepoky

☐	FOR ALL	☐	WITHHOLD ALL	☐	FOR ALL EXCEPT

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

Proposal 2:	To amend the Agreement and Declaration of Trust to reduce the shareholder quorum requirement from a majority to one-third (33 - 1/3%).

☐	FOR	☐	AGAINST	☐	ABSTAIN

This proxy is solicited on behalf of the Board of Trustees, which unanimously recommends that shareholders vote “FOR” the proposal listed above.

Please sign, date and return the proxy card promptly using the enclosed envelope.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at [XX].

SEI INSTITUTIONAL INTERNATIONAL TRUST

PROXY FOR THE MEETING OF SHAREHOLDERS – [October 16, 2024]

The undersigned shareholder of the Funds of SEI Institutional International Trust, hereby appoints Timothy D. Barto, Esq., David F. McCann, Esq., and Katherine R. Mason, Esq., each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of SIT standing in the name of the undersigned at the close of business on [August 16, 2024], at a Special Meeting of Shareholders to be held at the offices of SEI Investments Management Corporation (“SIMC”) at One Freedom Valley Drive, Oaks, Pennsylvania 19456, at [9:00 A.M.] Eastern Time, on [October 16, 2024], and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement for the meeting.

If you sign the proxy without otherwise indicating a vote on a Proposal, this proxy will be voted “FOR” such Proposal(s). As to any other matter that may properly come before the Meeting, the shares will be voted by the proxy in accordance with his or her judgment. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY CARD

SEI INSTITUTIONAL INVESTMENTS TRUST

To Vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website [XX]

3) Follow the instructions provided on the website.

To Vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call [XX]

3) Follow the instructions.

To Vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy Card.

To vote, mark blocks below in blue or black ink as follows:

Proposal:	To elect, as a slate of nominees, each of the current Trustees and new Trustees (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Trustees of the Trusts.

Nominees:

01) Robert A. Nesher	04) James Taylor	07) Thomas Melendez	10) Kimberly Walker
02) Nina Lesavoy	05) Susan C. Cote	08) Dennis McGonigle
03) James M. Williams	06) Christine Reynolds	09) Eli Powell Niepoky

☐	FOR ALL	☐	WITHHOLD ALL	☐	FOR ALL EXCEPT

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

This proxy is solicited on behalf of the Board of Trustees, which unanimously recommends that shareholders vote “FOR” the proposals listed above.

Please sign, date and return the proxy card promptly using the enclosed envelope.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at [XX].

SEI INSTITUTIONAL INVESTMENTS TRUST

PROXY FOR THE MEETING OF SHAREHOLDERS – [October 16, 2024]

The undersigned shareholder of the Funds of SEI Institutional Investments Trust, hereby appoints Timothy D. Barto, Esq., David F. McCann, Esq., and Katherine R. Mason, Esq., each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of SIIT standing in the name of the undersigned at the close of business on [August 16, 2024], at a Special Meeting of Shareholders to be held at the offices of SEI Investments Management Corporation (“SIMC”) at One Freedom Valley Drive, Oaks, Pennsylvania 19456, at [9:00 A.M.] Eastern Time, on [October 16, 2024], and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement for the meeting.

If you sign the proxy without otherwise indicating a vote on the Proposal, this proxy will be voted “FOR” such Proposal. As to any other matter that may properly come before the Meeting, the shares will be voted by the proxy in accordance with his or her judgment. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY CARD

SEI TAX EXEMPT TRUST

To Vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website [XX]

3) Follow the instructions on the website.

To Vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call [XX]

3) Follow the instructions.

To Vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy Card.

To vote, mark blocks below in blue or black ink as follows:

Proposal 1:	To elect, as a slate of nominees, each of the current Trustees and new Trustees (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Trustees of the Trusts.

Nominees:

01) Robert A. Nesher	04) James Taylor	07) Thomas Melendez	10) Kimberly Walker
02) Nina Lesavoy	05) Susan C. Cote	08) Dennis McGonigle
03) James M. Williams	06) Christine Reynolds	09) Eli Powell Niepoky

☐	FOR ALL	☐	WITHHOLD ALL	☐	FOR ALL EXCEPT

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

This proxy is solicited on behalf of the Board of Trustees, which unanimously recommends that shareholders vote “FOR” the proposal listed above.

Please sign, date and return the proxy card promptly using the enclosed envelope.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at [XX].

SEI TAX EXEMPT TRUST

PROXY FOR THE MEETING OF SHAREHOLDERS – [October 16, 2024]

The undersigned shareholder of the Funds of SEI Tax Exempt Trust, hereby appoints Timothy D. Barto, Esq., David F. McCann, Esq., and Katherine R. Mason, Esq., each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of STET standing in the name of the undersigned at the close of business on [August 16, 2024], at a Special Meeting of Shareholders to be held at the offices of SEI Investments Management Corporation (“SIMC”) at One Freedom Valley Drive, Oaks, Pennsylvania 19456, at [9:00 A.M.] Eastern Time, on [October 16, 2024], and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement for the meeting.

If you sign the proxy without otherwise indicating a vote on a Proposal, this proxy will be voted “FOR” such Proposal(s). As to any other matter that may properly come before the Meeting, the shares will be voted by the proxy in accordance with his or her judgment. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY CARD

SEI DAILY INCOME TRUST

To Vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website [XX]

3) Follow the instructions provided on the website.

To Vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call [XX]

3) Follow the instructions.

To Vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy Card.

To vote, mark blocks below in blue or black ink as follows:

Proposal 1:	To elect, as a slate of nominees, each of the current Trustees and new Trustees (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Trustees of the Trusts.

Nominees:

01) Robert A. Nesher	04) James Taylor	07) Thomas Melendez	10) Kimberly Walker
02) Nina Lesavoy	05) Susan C. Cote	08) Dennis McGonigle
03) James M. Williams	06) Christine Reynolds	09) Eli Powell Niepoky

☐	FOR ALL	☐	WITHHOLD ALL	☐	FOR ALL EXCEPT

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

This proxy is solicited on behalf of the Board of Trustees, which unanimously recommends that shareholders vote “FOR” the proposal listed above.

Please sign, date and return the proxy card promptly using the enclosed envelope.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at [XX].

SEI DAILY INCOME TRUST

PROXY FOR THE MEETING OF SHAREHOLDERS – [October 16, 2024]

The undersigned shareholder of the Funds of SEI Daily Income Trust, hereby appoints Timothy D. Barto, Esq., David F. McCann, Esq., and Katherine R. Mason, Esq., each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of SDIT standing in the name of the undersigned at the close of business on [August 16, 2024], at a Special Meeting of Shareholders to be held at the offices of SEI Investments Management Corporation (“SIMC”) at One Freedom Valley Drive, Oaks, Pennsylvania 19456, at [9:00 A.M.] Eastern Time, on [October 16, 2024], and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement for the meeting.

If you sign the proxy without otherwise indicating a vote on a Proposal, this proxy will be voted “FOR” such Proposal(s). As to any other matter that may properly come before the Meeting, the shares will be voted by the proxy in accordance with his or her judgment. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY CARD

SEI ASSET ALLOCATION TRUST

To Vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website [XX]

3) Follow the instructions provided on the website.

To Vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call [XX]

3) Follow the instructions.

To Vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy Card.

To vote, mark blocks below in blue or black ink as follows:

Proposal:	To elect, as a slate of nominees, each of the current Trustees and new Trustees (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Trustees of the Trusts.

Nominees:

01) Robert A. Nesher	04) James Taylor	07) Thomas Melendez	10) Kimberly Walker
02) Nina Lesavoy	05) Susan C. Cote	08) Dennis McGonigle
03) James M. Williams	06) Christine Reynolds	09) Eli Powell Niepoky

☐	FOR ALL	☐	WITHHOLD ALL	☐	FOR ALL EXCEPT

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

This proxy is solicited on behalf of the Board of Trustees, which unanimously recommends that shareholders vote “FOR” the proposal listed above.

Please sign, date and return the proxy card promptly using the enclosed envelope.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at [XX].

SEI ASSET ALLOCATION TRUST

PROXY FOR THE MEETING OF SHAREHOLDERS – [October 16, 2024]

The undersigned shareholder of the Funds of SEI Asset Allocation Trust, hereby appoints Timothy D. Barto, Esq., David F. McCann, Esq., and Katherine R. Mason, Esq., each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of SAAT standing in the name of the undersigned at the close of business on [August 16, 2024], at a Special Meeting of Shareholders to be held at the offices of SEI Investments Management Corporation (“SIMC”) at One Freedom Valley Drive, Oaks, Pennsylvania 19456, at [9:00 A.M.] Eastern Time, on [October 16, 2024], and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement for the meeting.

If you sign the proxy without otherwise indicating a vote on the Proposal, this proxy will be voted “FOR” such Proposal. As to any other matter that may properly come before the Meeting, the shares will be voted by the proxy in accordance with his or her judgment. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY CARD

NEW COVENANT FUNDS

To Vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website [XX]

3) Follow the instructions provided on the website.

To Vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call [XX]

3) Follow the instructions.

To Vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy Card.

To vote, mark blocks below in blue or black ink as follows:

Proposal:	To elect, as a slate of nominees, each of the current Trustees and new Trustees (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Trustees of the Trusts.

Nominees:

01) Robert A. Nesher	04) James Taylor	07) Thomas Melendez	10) Kimberly Walker
02) Nina Lesavoy	05) Susan C. Cote	08) Dennis McGonigle
03) James M. Williams	06) Christine Reynolds	09) Eli Powell Niepoky

☐	FOR ALL	☐	WITHHOLD ALL	☐	FOR ALL EXCEPT

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

This proxy is solicited on behalf of the Board of Trustees, which unanimously recommends that shareholders vote “FOR” the proposal listed above.

Please sign, date and return the proxy card promptly using the enclosed envelope.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at [XX].

NEW COVENANT FUNDS

PROXY FOR THE MEETING OF SHAREHOLDERS – [October 16, 2024]

The undersigned shareholder of the Funds of New Covenant Funds, hereby appoints Timothy D. Barto, Esq., David F. McCann, Esq., and Katherine R. Mason, Esq., each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of NCF standing in the name of the undersigned at the close of business on [August 16, 2024], at a Special Meeting of Shareholders to be held at the offices of SEI Investments Management Corporation (“SIMC”) at One Freedom Valley Drive, Oaks, Pennsylvania 19456, at [9:00 A.M.] Eastern Time, on [October 16, 2024], and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement for the meeting.

If you sign the proxy without otherwise indicating a vote on the Proposal, this proxy will be voted “FOR” such Proposal. As to any other matter that may properly come before the Meeting, the shares will be voted by the proxy in accordance with his or her judgment. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY CARD

SEI CATHOLIC VALUES TRUST

To Vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website [XX]

3) Follow the instructions provided on the website.

To Vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call [XX]

3) Follow the instructions.

To Vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy Card.

To vote, mark blocks below in blue or black ink as follows:

Proposal:	To elect, as a slate of nominees, each of the current Trustees and new Trustees (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Trustees of the Trusts.

Nominees:

01) Robert A. Nesher	04) James Taylor	07) Thomas Melendez	10) Kimberly Walker
02) Nina Lesavoy	05) Susan C. Cote	08) Dennis McGonigle
03) James M. Williams	06) Christine Reynolds	09) Eli Powell Niepoky

☐	FOR ALL	☐	WITHHOLD ALL	☐	FOR ALL EXCEPT

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

This proxy is solicited on behalf of the Board of Trustees, which unanimously recommends that shareholders vote “FOR” the proposal listed above.

Please sign, date and return the proxy card promptly using the enclosed envelope.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at [XX].

SEI CATHOLIC VALUES TRUST

PROXY FOR THE MEETING OF SHAREHOLDERS – [October 16, 2024]

The undersigned shareholder of the Funds of SEI Catholic Values Trust, hereby appoints Timothy D. Barto, Esq., David F. McCann, Esq., and Katherine R. Mason, Esq., each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of SCVT standing in the name of the undersigned at the close of business on [August 16, 2024], at a Special Meeting of Shareholders to be held at the offices of SEI Investments Management Corporation (“SIMC”) at One Freedom Valley Drive, Oaks, Pennsylvania 19456, at [9:00 A.M.] Eastern Time, on [October 16, 2024], and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement for the meeting.

If you sign the proxy without otherwise indicating a vote on the Proposal, this proxy will be voted “FOR” such Proposal. As to any other matter that may properly come before the Meeting, the shares will be voted by the proxy in accordance with his or her judgment. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY CARD

SEI EXCHANGE TRADED FUNDS

To Vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website [XX]

3) Follow the instructions provided on the website.

To Vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call [XX]

3) Follow the instructions.

To Vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy Card.

To vote, mark blocks below in blue or black ink as follows:

Proposal:	To elect, as a slate of nominees, each of the current Trustees and new Trustees (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Trustees of the Trusts.

Nominees:

01) Robert A. Nesher	04) James Taylor	07) Thomas Melendez	10) Kimberly Walker
02) Nina Lesavoy	05) Susan C. Cote	08) Dennis McGonigle
03) James M. Williams	06) Christine Reynolds	09) Eli Powell Niepoky

☐	FOR ALL	☐	WITHHOLD ALL	☐	FOR ALL EXCEPT

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

This proxy is solicited on behalf of the Board of Trustees, which unanimously recommends that shareholders vote “FOR” the proposal listed above.

Please sign, date and return the proxy card promptly using the enclosed envelope.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at [XX].

SEI EXCHANGE TRADED FUNDS

PROXY FOR THE MEETING OF SHAREHOLDERS – [October 16, 2024]

The undersigned shareholder of the Funds of SEI Exchange Traded Funds, hereby appoints Timothy D. Barto, Esq., David F. McCann, Esq., and Katherine R. Mason, Esq., each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of SETF standing in the name of the undersigned at the close of business on [August 16, 2024], at a Special Meeting of Shareholders to be held at the offices of SEI Investments Management Corporation (“SIMC”) at One Freedom Valley Drive, Oaks, Pennsylvania 19456, at [9:00 A.M.] Eastern Time, on [October 16, 2024], and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement for the meeting.

If you sign the proxy without otherwise indicating a vote on the Proposal, this proxy will be voted “FOR” such Proposal. As to any other matter that may properly come before the Meeting, the shares will be voted by the proxy in accordance with his or her judgment. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY CARD

ADVISER MANAGED TRUST

To Vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website [XX]

3) Follow the instructions provided on the website.

To Vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call [XX]

3) Follow the instructions.

To Vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy Card.

To vote, mark blocks below in blue or black ink as follows:

Proposal:	To elect, as a slate of nominees, each of the current Trustees and new Trustees (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Trustees of the Trusts.

Nominees:

01) Robert A. Nesher	04) James Taylor	07) Thomas Melendez	10) Kimberly Walker
02) Nina Lesavoy	05) Susan C. Cote	08) Dennis McGonigle
03) James M. Williams	06) Christine Reynolds	09) Eli Powell Niepoky

☐	FOR ALL	☐	WITHHOLD ALL	☐	FOR ALL EXCEPT

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

This proxy is solicited on behalf of the Board of Trustees, which unanimously recommends that shareholders vote “FOR” the proposal listed above.

Please sign, date and return the proxy card promptly using the enclosed envelope.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at [XX].

ADVISER MANAGED TRUST

PROXY FOR THE MEETING OF SHAREHOLDERS – [October 16, 2024]

The undersigned shareholder of the Funds of Adviser Managed Trust, hereby appoints Timothy D. Barto, Esq., David F. McCann, Esq., and Katherine R. Mason, Esq., each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of AMT standing in the name of the undersigned at the close of business on [August 16, 2024], at a Special Meeting of Shareholders to be held at the offices of SEI Investments Management Corporation (“SIMC”) at One Freedom Valley Drive, Oaks, Pennsylvania 19456, at [9:00 A.M.] Eastern Time, on [October 16, 2024], and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement for the meeting.

If you sign the proxy without otherwise indicating a vote on the Proposal, this proxy will be voted “FOR” such Proposal. As to any other matter that may properly come before the Meeting, the shares will be voted by the proxy in accordance with his or her judgment. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.